Exhibit 99.2

Best Practices:

Clinical Automation at George Washington University Medical Faculty Associates

Steve Badger Chief Executive Officer September 8, 2005

Overview

Background on George Washington University Medical Faculty Associates

What Do Senate Majority Leader Bill Frist and Senator Hillary Clinton Have in Common?

From 0 to 100 in 28

Results, Results, Results

Background

Medical Faculty Associates

Largest Multi-Subspecialty Physician Practice in Washington, DC

Affiliated with George Washington University

Over 1,500 Patients/Day

41 Specialties

Over 300 Healthcare Providers Over 400 Residents/Fellows Over 700 Support Staff

Background

Key Points

Healthcare is Behind in IT

Call to Action

Implementation Can be Fast

Impact on Patient Care is Significant

Significant Opportunity for Patients/Providers/Staff

State of the Union Address Led to Acceleration

100 Physicians in only 30 Days

The EHR is a Medical Instrument

Background

EHR Strategic Objectives

Provide Information Access (Reliable, Fast, Easy, Remote) Improve Efficiencies (Resulting in Cost Savings) Allow for Enhanced Risk Management and Compliance Facilitate Research Mission of MFA

Approach Incrementally

Centralize Information Technology

Maximize current investments Security control Reduce long-term support and training

Background

Selecting an EHR

Why Allscripts?

An EHR is a Journey, Not a Destination – Needed a Trusted Long-Term Partner

Ability to deliver enhancements Responsiveness Innovation

Modular

Ability to integrate/interface (IDX)

Formulary Identification in e-Rx

PA =Prior Auth.

Non Formulary

TouchWorks looks at the patient’s pharmacy benefit Preferred Formulary information to determine the appropriate formulary.

2nd Tiered Formulary

Formulary Alternatives

Prior Adverse Reaction Warnings

TouchWorks looks at the patient’s reported allergies and compares it to the requested medication.

A medication allergy will trigger warnings for the entire class of medications.

Drug Utilization Review

TouchWorks looks at the Active Medication list to determine potential drug interactions within the list, as well as with new medications.

TouchWorks also provides Duplicate Therapy warnings.

Medication Reporting

Patients using recalled medications can be identified immediately

SnapShot

Accelerated Implementation

Full EHR for Department of Medicine

Intense Team Environment Moving Towards Common Goal

Removed obstacles as they arose

Functionality Deployed

Implemented Charge, ePrescribing, Note, Results

Enabled Multiple Note Entry Types (Structured

Templates, Text Templates, Dictation, Voice Recognition)

Deployed Patient Online

Accelerated Implementation

Full EHR for Department of Medicine

Training Approach

“Command Center”

Physicians benefit from one on one training

Staff training based on roles and workflows

Plan schedule well in advance – expect changes

Accelerated Implementation

Full EHR for Department of Medicine

Challenge: Multiple Specialties, Short Time Period, Drive Utilization

100+ Physicians: Robust Users of TouchWorks EHR

Full Roll Out to Department of Medicine

Internal Medicine 36 MDs (Hospitalists – 4 MDs)

Infectious Disease 7 MDs

Endocrinology 9 MDs

Cardiology 16 MDs

Rheumatology 7 MDs

Pulmonary 5 MDs

Renal 8 MDs

Gastroenterology 8 MDs

Podiatry 3 MDs

Impact of EHR

Process/Economic Efficiencies

Areas of Impact:

Figure 3. Five Year Impact of EHR

$12,000,000

$10,000,000 Higher Coding Levels Due to Improved Documentation

$8,000,000 Transcription Expenses

$6,000,000 Chart Related Staffing Expenses

$4,000,000

$2,000,000

FTEs = Reduction of 25 FTEs in Medical Records Coding = $2,000,000 Transcription = $1,800,000 Chart Related Expenses = $6,000,000 DSO = Reduction from 71 to 56

Impact of EHR

Quality of Care

Recalls: MFA was able to query all patients on Vioxx and automically send a letter

Error Avoidance: Rxs electronically sent to pharmacy, improving accuracy/avoiding errors

Triage: Reorganized telephone messaging … real time to physicians (cut by 3 days)

Refills: Refills for “bridge” prescriptions (Rx+) 24 hour turnaround (no longer 5-7 days)

Access to Chart: Dramatic reduction in chart pulls (10 fold decrease)

Impact of EHR

Patient Satisfaction

Communication : Tasking facilitates triage, personal contact and improved physician/patient communication

Information: Access to their records and lab results in exam room during visit

Follow-up: Patients receive letter with status of their test results vs. calling on multiple occasions

Facilitation: Connect providers and patients

Impact of EHR

Provider Satisfaction

Information: Information accessible anywhere, anytime

Flexibility: Physicians handle tasks remotely and can use multiple options for documentation

Access: Direct lab interface for results and direct radiology interface from hospital for x-ray and procedure results

Reporting: Develop reports to monitor status of errors

Clinical Advances: Providers and clinical staff see abnormal lab results and can address in real-time

Summary

The Time is Now (Quality and Cost Drivers)

The Results are Very Real and Very Significant

This Is Changing How Healthcare is Delivered in the U.S. Right Now

This is the New “Standard of Care”

It’s a Journey, Not a Destination (Why the Right Partner is Mission Critical)

Open Discussion and Questions

Best Practices:

Clinical Automation at George Washington University Medical Faculty Associates

Steve Badger Chief Executive Officer September 8, 2005